UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2011

ECOBLU PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-53875	20-8677788

(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

909 West Vista Way, Vista, CA 92083 (Address of Principal Executive Offices) (909) 519-5470 Registrants Telephone Number

. (Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of CFO – Rodney McKinley

Effective January 20, 2010, the Company accepted the resignation of Rodney H. McKinley from the position of CFO and Principal Financial Officer. The designated role of Principal Financial Officer was assumed by Steve Conboy who also serves as Principal Executive Officer, President and Director.

Mr. McKinley’s resignation was not related to any disagreement on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOBLU PRODUCTS, INC.

Date: January 24, 2011	By:	/s/ Steve Conboy, President

Name: Steve Conboy, President
Title: President
Principal Executive Officer and Principal Financial Officer